                                                                    EXHIBIT 10.8


                               ASSIGNMENT OF LEASE


         THIS ASSIGNMENT OF LEASE is made and entered into as of the 30th day of September, 1998, by and between EDISON BROTHERS STORES, INC., a Delaware corporation, having a notice address of 501 North Broadway, Attn: Legal Department, St. Louis, Missouri 63102 ("Assignor"), and EBS BUILDING L.L.C., a Delaware limited liability company, having a notice address of 701 Market Street, Suite 1220, Attn: Jack Reis, St. Louis, Missouri 63101 ("Assignee").

         1. Assignment. For value received and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby bargain and sell, convey and confirm, and assign to Assignee, its successors and assigns forever all of Assignor's right, title and interest under that certain lease by and between The Land Clearance for Redevelopment Authority of the City of St. Louis, a public body, corporate and politic of the State of Missouri, as lessor, and Assignor, as lessee, dated December 22, 1982, as amended to date (the "Lease"), a current, true and complete copy of which is attached hereto as Exhibit A and incorporated herein by reference.

         2. Representation. Assignor does hereby represent and affirm that the Lease is in full force and effect, that there exists no default thereunder nor any event which, upon the lapse of time or the giving of notice, or both, may constitute a default thereunder, and that all covenants, agreements and obligations binding on lessee under the Lease to and including the date hereof have been complied with, performed and satisfied (as the case may be); and without limiting the generality of the foregoing, Assignor does hereby represent and affirm that all rentals and other monetary obligations to be paid or fulfilled by lessee under the Lease to and including the date hereof have been so paid or fulfilled (as the case may be).

         3. Assumption. Assignee does hereby accept the foregoing assignment, and (i) assumes and agrees to be bound by the Lease from and after the date hereof, and (ii) agrees to perform all duties and obligations of lessee under the Lease occurring from and after the date hereof.

         4. Miscellaneous. This Assignment shall be binding upon the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

EBS BUILDING, L.L.C.                        EDISON BROTHERS STORES, INC.
a Delaware limited liability company        a Delaware corporation

By:  /s/ Keith F. Cooper                    By:  /s/ John F. Burtelow
   -----------------------                     -----------------------
   Name:  Keith F. Cooper                      Name:  John F. Burtelow
   Title:  Partner                             Title:  Executive Vice President

STATE OF MISSOURI   )
                    )       SS.
CITY OF ST. LOUIS   )

         On this 30th day of September, 1998, before me appeared John F. Burtelow, to me personally known, who being by me duly sworn, did say that he is the Executive Vice President of Edison Brothers Stores, Inc., a Delaware corporation, and that said instrument was signed on behalf of said corporation by authority of its board of directors, and said John F. Burtelow acknowledged said instrument to be the free act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

                                                      /s/ Susan E. Cantillon
                                                  -----------------------------
                                                  Notary Public

My commission expires:                                    [SEAL]

May 2, 2002
-----------

STATE OF MISSOURI   )
                    )       SS.
CITY OF ST. LOUIS   )

         On this 30th day of September, 1998, before me appeared Keith F. Cooper, to me personally known, who being by me duly sworn, did say that he is the Partner of PricewaterhouseCoopers LLP, the Manager of EBS Building, L.L.C., a Delaware limited liability company, and that said instrument was signed on behalf of said company by authority of its board of directors, and said Keith Cooper acknowledged said instrument to be the free act and deed of said company.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.

                                                     /s/ Marcia Walsh
                                                  -----------------------------
                                                  Notary Public

My commission expires:                                    [SEAL]

September 21, 1999
------------------

                                LESSOR'S CONSENT
                             TO ASSIGNMENT OF LEASE


         For value received and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to induce the assumption by Assignee set forth in the foregoing Assignment of Lease by virtue of this consent, THE LAND CLEARANCE FOR REDEVELOPMENT AUTHORITY OF THE CITY OF ST. LOUIS, a public body, corporate and politic of the State of Missouri, hereby consents to the foregoing Assignment of Lease. This consent shall, however, apply only to the specific transaction described in the foregoing Assignment of Lease and shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting, whether by Assignee or any assignee or sublessee of the whole or any part of the premises leased pursuant to the Lease.

         Dated this 30th day of September, 1998.


                             LESSOR:

                             LAND CLEARANCE FOR REDEVELOPMENT
                             AUTHORITY OF THE CITY OF ST. LOUIS,
                             a public body, corporate and politic of the State of Missouri


ATTEST:                      By:     /s/ Michael Jones
                                -----------------------------------------
                             Name: Michael Jones
                             Title: Chairman, St. Louis Development Corporation

     /s/ Linda R. Criss      APPROVED AS TO LEGAL FORM AND
--------------------------   ADEQUACY
Name:  Linda R. Criss
Title: Assistant Secretary
                               /s/ Leslye Mitchell
                             ----------------------
                             Name: Leslye Mitchell
                             Title: General Counsel

STATE OF MISSOURI   )
                    )       SS.
CITY OF ST. LOUIS   )

         On this 23rd day of September, 1998, before me appeared Michael W. Jones, to me personally known, who being by me duly sworn, did say that (s)he is the Chairman of The Land Clearance for Redevelopment Authority of the City of St. Louis, a public body, corporate and politic of the State of Missouri, and that said instrument was signed on behalf of said public body by authority of its Board of Commissioners, and said Michael W. Jones acknowledged said instrument to be the free act and deed of said public body.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.



                                                    /s/ Tascha L. Jones
                                                  -----------------------------
                                                  Notary Public


My commission expires:                                     [SEAL]

March 30, 1999
--------------

                                                                       EXHIBIT A

                                      LEASE


              THIS LEASE, made and entered into as of this 22nd day of December, 1982 by and between LAND CLEARANCE FOR REDEVELOPMENT AUTHORITY OF THE CITY OF ST. LOUIS, a public body, corporate and politic of the State of Missouri ("Lessor"), and EDISON BROTHERS STORES, INC., a Delaware Corporation ("Lessee"), authorized to do business in Missouri.

              W I T N E S S E T H  T H A T:

              WHEREAS, Lessor is constructing a parking facility ("Garage") on City Block 118 in the City of St. Louis, which Lessor anticipates will be completed and operable by May 15, 1983, having a ground floor retail space and six floors of parking; and

              WHEREAS, Lessee may construct an office building ("Office Building") on City Block 119 and vacated St. Charles Street in the City of St. Louis, to the North of Lessor's Garage; and

              WHEREAS, the parties hereto wish to provide for the leasing of parking spaces within the Garage, for use by Lessee, and its assigns, as defined in Article V herein.

              NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                                    PREMISES

              Lessor, for and in consideration of the rents hereinafter reserved and the covenants, agreements and stipulations hereinafter expressed, does hereby lease and let to the Lessee, and the Lessee does rent and hire from the Lessor, the following described premises, to-wit:

              Parking spaces for 250 automobiles on the fifth level, (one below the roof level) ("Premises") of the Garage, to be erected by Lessor on City Block 118, containing approximately 1,427 parking spaces, more particularly described in Exhibit "A" attached hereto and made a part of this Lease, showing all drives, ramps and walks, and entrance and exits to be used in connection with the 250 parking spaces. The width, depth, and angle of the parking spaces to be leased to Lessee and the width of the driving lanes serving those spaces shall be as required by law, and may be modified by Lessor from time to time, to conform to the requirement of law, or such reasonable variances from those requirements as may be duly approved, however, reasonable requirements of the Lessee shall be discussed with Lessee and taken into account prior to making any changes, and in no event shall the spacing be smaller than on other garage floors.

                                   ARTICLE II
                             TERM: OPTIONS TO RENEW

              The term of this Lease shall be for a period of twenty (20) years, commencing on the first day of the first full month that the entire Garage is substantially complete and ready for occupancy, which Lessor anticipates will be on or about May 15, 1983. Lessee shall not be obligated to commence occupancy under this Lease until all mechanical equipment to be installed for the operation of the Garage, including elevator service to the Premises, is operable.

              Lessor shall provide Lessee thirty (30) days notice in writing of the commencement of the term of this Lease, and the parties may agree that Lessee may commence occupancy prior to the initial date for the commencement of this Lease by paying pro-rata rental as provided in Article III herein.

              Lessee is hereby granted ten (10) consecutive options to extend the term hereof for periods of five (5) years each, which option terms shall begin respectively at the expiration of the original term or the then current option term, as the case may be, and as provided in Article IV of this Lease.

              Notice of election by Lessee to exercise each such option shall be given to Lessor in writing at least six months prior to expiration of the original term or the then current option term, as the case may be; and no further instrument shall be required to be executed for such purpose. If Lessee shall fail to notify Lessor of its election to exercise any of the above-described options within the period provided, Lessor shall notify Lessee in writing of its failure to exercise such options and Lessee shall then have an additional ten days from its receipt of Lessor's notification in which to exercise the option.

              Notwithstanding the foregoing, in the event a retail shopping mall is not under construction on City Blocks 126 and 127, adjoining the Famous-Barr Store and the Stix, Baer and Fuller Store located on City Blocks 128 and 125 in the City of Saint Louis, respectively, within five (5) years of the date of the commencement of this Lease, at the option of Lessee, to be exercised upon 180 days prior written notice, terminate at the end of the fifth Lease Year with no further liability to either party, and Lessee shall not be obligated to continue occupancy under the terms herein. Further, in the event Lessee does not begin construction of the Office Building on

City Block 119 and the adjoining property, formerly known as St. Charles Street, within five (5) years of the date of the commencement of this Lease, this Lessee shall terminate.

              For the purposes hereof, a Lease Year shall mean twelve (12) consecutive full calendar months, except that the first Lease Year hereof shall be twelve (12) consecutive full calendar months from and after the commencement date hereof plus, if applicable, any partial calendar month prior to the first full calendar month.

                                   ARTICLE III
                                      RENT

              As rent for the Premises, Lessor reserves, and Lessee agrees to pay to Lessor in addition to all other payments hereinafter agreed to be made by Lessee, an annual cash rental of ONE HUNDRED SIXTY FIVE THOUSAND AND NO/100 DOLLARS ($165,000.00), for the first five (5) years of the term of this Lease, and ONE HUNDRED EIGHTY THOUSAND AND NO/100 DOLLARS ($180,000.00) for the remaining fifteen (15) years of the term of this Lease, said annual rent to be paid in monthly installments at the rate of THIRTEEN THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($13,750.00) per month for the first five (5) years, and FIFTEEN THOUSAND AND NO/100 DOLLARS ($15,000.00) per month for the ensuing fifteen (15) years, with payments to be made on the first day of the initial term hereof on the first day of each month thereafter. Rent for the Premises shall commence on the date the initial term under this Lease commences, as provided in Article II herein. Rent for any fractional portion of any month prior to the commencement or end of the term hereof shall be pro-rated on the basis of three hundred sixty (360) days to the year.

              Any monthly rental payment received by Lessor after the due date shall include interest at twelve percent (12%) per annum from the date upon which Lessee receives notice of such delinquency.

                                   ARTICLE IV
                                  RENEWAL TERMS

                  As rent for the Premises upon Lessee's election to renew this Lease as provided in Article II herein, Lessor agrees to accept the same rental terms and conditions as provided in this Lease during the last fifteen (15) years of the initial term, ($60.00 per car space per month, plus all increases in operating costs over the base year, as defined in Article X herein); however, the total payment during such option terms of $60.00 plus increased operating costs is not to exceed the then current per car monthly rate charged by the three most comparable parking garages in the downtown area in regard to all pertinent factors including location and quantity of spaces within a garage, the length of the term of the lease and the hours (as to 80% of the spaces) such spaces are available to Lessee. In the event the parties cannot agree upon three
(3) comparable parking garages at the commencement of a renewal term or the current per car monthly rate for the comparable parking garages as described above, the issue or issues shall be submitted to arbitration as provided in
Article XVIII herein, and the arbitrators shall consider the factors herein before enumerated in making their determination.

                                    ARTICLE V
                                 USE OF PREMISES

              The Premises shall be used only for the purpose of parking motor vehicles in connection with Lessee's, or Lessee's successors, assigns and tenants use and occupancy of the Office Building, and Lessee's use and occupancy of its other offices.

              Lessor reserves the right to restrict the use of the Premises according to reasonable non-discriminatory guidelines including, but not limited to, the size and weight of motor vehicles parking on the Premises. Lessee shall be notified in writing of any such guidelines, and shall notify those parties to whom Lessee has made available such Premises.

                                   ARTICLE VI
                    LESSOR TO PAY COST OF PROPERTY INSURANCE

              Lessor will, at all times during the Lease term, maintain All Risk property damage insurance for the replacement value of the Garage and all permanent improvements and equipment used in its operation.

                                   ARTICLE VII
                                LESSOR TO REPAIR

              Lessor shall, at its expense, keep and maintain the Property in good order, repair and in tenantable condition, in compliance with all applicable laws, ordinances and insurance contract requirements, and use its best efforts to keep the Premises clean, safe and free of nuisances and trespassers.

              Lessee shall not do or suffer anything to be done whereby the Premises, or any part thereof, may be encumbered by any mechanic's or other similar lien and if, whenever and as often as nay mechanic's or other similar lien is filed against the Premises, or any part thereof, purporting to be for or on account of any labor done or materials or services furnished in connection with an work in, on or about the Premises done by, for or under the authority of Lessee or anyone claiming by, through or under Lessee, Lessee shall bond or discharge the same of record within thirty (30) days after the date of filing. Notice is hereby given that Lessor does not authorize or consent to and shall not be liable for any labor or materials furnished Lessee or anyone claiming by, through or under Lessee upon credit, and that no mechanic's or similar lien for any such labor, services or materials shall attach to or affect the reversionary or other estate of Lessor in and to the Premises or any part thereof.

                                  ARTICLE VIII
                 LESSOR AND LESSEE TO CARRY LIABILITY INSURANCE

              Lessor, at its expense, shall cause to be maintained with respect to its duties and responsibilities as owner of the Property hereunder, and the Lessee shall, at its expense, with respect to its occupancy and use of the Premises, cause to be maintained public liability insurance against claims for personal injury, death or property damage suffered by others upon or in or about the Property or the Premises, as the case may be, such personal injury insurance to be in limits of not less than $1,000,000 for any one person and not less than $3,000,000 from any one accident or occurrence and for property damage to be in limits of not less than $100,000. Each policy of insurance shall include the other party as additional insured and each shall be furnished with a copy of all such policies, which shall contain a provision that such insurance shall not be canceled or changed except on thirty (30) days written notice to the other party. Each policy evidencing insurance required to be carried by Lessor and Lessee pursuant to this Lease shall contain the following provisions and/or clauses: (i) a cross-liability clause; (ii) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by the other party and that any coverage carried by the other party shall be excess insurance; (iii) a provision including other party and any other parties in interest designated by the other party as additional insureds; (iv) a waiver by the insurer of any right to subrogation against the other party, its agents, employees and representatives which arises or might arise by reason of any payment under such policy or by reason of any act or omission of the other party, its agents, employees or representatives; (v) a severability clause.

                                   ARTICLE IX
                 ADDITIONAL COVENANTS BETWEEN LESSEE AND LESSOR

              A. Lessee, for itself and for all persons at any time claiming by, through or under it, agrees under penalty of forfeiture of this Lease, that during the term herein the Premises shall:

                    1. be used only for the purposes set forth in Article V herein;

                    2. be kept free from all nuisances in or adjacent thereto reasonably under control of Lessee; and

                    3. not be occupied or used for any purpose or in any manner forbidden by, or contrary to Federal or State Law, or City ordinance or regulation.

              B. Lessor hereby grants Lessee the right to connect Lessee's Office Building with the Garage by a walkway(s) from the Garage to the Office Building, provided that prior to the commencement of construction, Lessee shall submit detailed plans and specifications to Lessor for review and approval. Such walkway may extend to the West Stairwell/Elevator core of the Garage so as to facilitate access for occupants of Lessee's Building to the St. Louis Centre walkways (if any) over Sixth Street. Lessee shall pay the cost of constructing any such walkway(s) and the cost of maintenance, repair, expenses and security associated therewith. Lessee agrees that any parking spaces in the Garage lost due to the design and construction of the walkway(s) by the Lessee shall be deducted from the two-hundred fifty (250) spaces herein leased and Lessee shall not be entitled to a reduction in rent therefor. Such walkway(s) shall be for the exclusive use of visitors to and occupants of Lessee's Office Building and Lessee shall have exclusive control thereof.

              C. In order to designate Lessee's spaces Lessor and Lessee agree as follows:

                    1. Lessor intends, after the grand opening of the retail shopping mall, planned for construction as described in Article II herein, to segregate the fifth and sixth (roof) floors of the Garage for the use of Lessee and others with reserved parking spaces. Lessor intends that the reserved spaces on the fifth and sixth (roof) floors be segregated from the lower floors of the Garage by such methods as the parties shall agree upon. The original cost of any necessary electrical or mechanical control devices and their installation cost shall be shared equally by Lessor and Lessee. The cost of maintenance, repair and replacement of such equipment shall be paid fourteen percent (14%) by Lessee and eighty-six percent (86%) by Lessor, as provided in
         Article X, Section C, herein.

                    2. Prior to the grand opening of the retail shopping mall, and at all other times during the term of the Lease, or any extensions thereof, Lessee may, at its own cost and expense, provide interior signs or devices acceptable to Lessor to designate the Premises. The size, location and design of such devices or signs shall be submitted to Lessor for review and written approval, and Lessor's approval shall not be unreasonably withheld.

              D. This Lease shall reserve the Premises for Lessee's use Monday through Friday, from 7:00 a.m. to 6:00 p.m.; and, in addition, fifty (50) of the parking spaces on the Premises shall be accessible to and available for Lessee's use in keeping with such additional hours as the Garage is in operation, which shall not be less than normal downtown business hours, and with exiting privileges without charge on a twenty-four (24) hour basis. Lessor's charges for use of the Premises for the balance of Lessee's parking spaces in excess of the times provided above shall not exceed those charges paid by hourly parkers for use of the Garage, and there shall be exiting privileges from the Garage for all occupants on a twenty-four (24) hour basis.

              E. Lessor shall, upon notice from Lessee, at all times during the term of this Lease and any extensions thereof, take such action as may be necessary to remove or cause to be removed all unauthorized vehicles parked in Lessee's reserved spaces.

                                   ARTICLE X
                  LESSEE TO PAY ADDITIONAL OPERATING EXPENSES

              A. Lessee agrees to pay as additional rent an amount to be determined annually, which shall be:

                    1. For the initial term of this Lease, Lessee's pro-rata share, as hereinafter defined, of the difference between one-fourth of the operating expenses of the garage over the first four years of this Lease (hereinafter the "base year"), and the operating expenses of each year beginning with year five.

                    Operating expenses calculated on the increase in expenses over the average of the first two years shall be due at the end of the second and third years of the original term of this Lease, however, the base year shall be calculated to mean the average of the first four years of the original term of this Lease, and any operating expenses to be paid by or reimbursed to Lessee shall be adjusted at the end of fourth year when the base year is established.

                           In calculating the "base year" operating expenses there shall be an equitable allocation of expenses on an accrual basis such as insurance premiums which may in part or whole be applicable to the "base year" period but which are paid prior to or after the "base year" period.

                    2. For any renewal period hereunder, Lessee's pro-rata share of the difference between the operating expenses of the Garage in the "base year", and each year of the renewal period, so long as the total rental for the Premises is consistent with the provisions of
         Article IV herein.

              B. The operating expenses of the Garage shall be calculated on an accrual basis and shall not include any operating expenses attributable to any portion of the Garage which is not used for the parking of motor vehicles but shall include the following as they pertain to portions of the Garage which are used for the parking of motor vehicles:

                    1. Premiums for fire, extended coverage and other property insurance, and liability insurance.

                    2. Reasonable wages and fringe benefits paid to garage employees, managers and operators according to the prevailing rates, Lessor's administrative costs attributable to Garage operation, including office overhead, employees wages and fringe benefits and other expenses. Lessor's administrative costs to Garage operation shall be calculated as provided on Exhibit "B", attached hereto and incorporated herein by reference.

                    3. Cost of maintenance including cleaning, normal repairs to the Garage and snow removal from the public sidewalks adjacent to the Garage entrances. Such maintenance excludes structural repairs and capital improvements.

                    4. Cost of striping, numbering and similar work where not properly attributable to others.

                    5.   Cost of bonding garage personnel.

                    6. Cost of parking tickets (if used in connection with Lessee's vehicles).

                    7.   Cost of supplies.

                    8.   Cost of all utilities.

                    9.   Cost of attendants uniforms and their cleaning.

                    10. Costs of security services, including the costs of the maintenance and repair of security equipment, which shall not include the original cost of purchasing and installing such security equipment but shall include replacement of such equipment as is reasonably necessary due to age, obsolescence, wear and other causes not covered by Lessor's insurance provided pursuant to Article IV herein.

                    11. Costs of the maintenance and repair of all machinery and equipment used in and for the Garage, which cost shall not include the original cost of purchasing and installing such machinery and equipment but shall include replacement of such machinery and equipment as is reasonably necessary due to age, obsolescence, wear, and other causes not covered by Lessor's insurance provided pursuant to Article IV hereof.

                    12. Increase in any operation and maintenance costs or expenses for which no other provision is made in this contract, but not including any penalties, or interest thereon, due to Lessor's default on any payment due in connection with the Garage construction or operation.

                    13. Beginning in the year 1992, any cost increase in interest over twelve percent (12%) due to the necessity of refinancing the Garage bonds issued by Lessor in 1982, but only in connection with the parking portion of the Garage; provided, however, that Lessee shall not be required to pay such costs if such refinancing is required due to Lessor's default in its obligations under the Garage bonds, or Lessor fails to utilize

         Garage revenues to liquidate the bonds and diverts such revenues to other projects of Lessor.

              C. Lessee's pro-rata share shall be defined for this Article X to be fourteen percent (14%), which figure has been agreed to in consideration of the number of spaces leased to Lessee out of the total number of spaces within the Garage, and the hours for which Lessee's spaces are available to Lessee out of the total number of hours the Garage is open, on a weekly basis.

              D. Lessor shall maintain full and complete boos and records of all such operating expenses in keeping with generally accepted accounting principles and such books and records shall be available for audit by Lessee or Lessee's agents at Lessor's office, upon ten (10) days prior written notice of a reasonable time and place for such inspection, for three (3) years after the end of each Lease year.

              E. Lessor shall use best efforts to keep expenses reasonable and competitive.

                                   ARTICLE XI
         LESSOR'S RIGHT OF ENTRY FOR INSPECTION AND REPAIR: LESSEE WASTE

              Lessee agrees that Lessor shall have the right, from time to time, to make reasonable examination of the Premises, and for that purpose, the Lessor and its agents shall have the right, at all reasonable hours, to enter the Premises and to inspect the Premises to determine if Lessee is committing any waste upon the Premises. Lessee shall commit no waste upon the Premises. If any work is required to correct any waste to the Premises committee by Lessee, then if such damage is not covered by Lessor's insurance, Lessor shall give Lessee notice in writing setting forth the work required to correct such waste and directing Lessee to do such work. If Lessee has not begun to do such work within ten (10) days after such notice, or if Lessee, having begun such repairs, shall fail to complete promptly, the Lessor shall have the right to enter and make such repairs as are necessary and proper and shall assess the cost of such repairs with interest at twelve percent (12%) per annum from the time the Lessor shall pay for the same, against the Lessee. If Lessee shall fail to pay such costs on demand by Lessor, such default shall subject Lessee to the same penalties and give Lessor the same rights of forfeiture, as herein provided in the case of non-payment of rent.



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

                                   ARTICLE XII
                            ASSIGNMENT AND SUBLETTING

              Provided it remains primarily liable under this Lease, Lessee may assign this Lease, or sublease the Premises, or any part thereof, or permit the tenancy or use by any other party only with the written consent of Lessor, which consent shall not be unreasonably withheld. Lessee shall provide Lessor with a copy of any such assignment or sublease.

              This Lease may not be assigned by Lessee, nor may a greater portion than twenty (20) percent of the parking spaces be sublet by Lessee (other than to tenants of Lessee's downtown properties), provided, however, until such time as the Office Building is substantially complete Lessee may sublet any portion of its spaces to others as provided above.

              Lessee, if unable to utilize all of the Premises in connection with making parking available to its employees or to tenants of the downtown properties which it controls, shall first offer such excess spaces to Lessor, as a reduction in the number of leased spaces on the basis of a pro-rata reduction of rent and other charges, and if Lessor is unwilling or unable to accept such offer then lessee shall have the right to offer such excess spaces to other than occupants of the Office Building, however only on a monthly reserved basis.

                                  ARTICLE XIII
                      STRUCTURAL ALTERATIONS AND ADDITIONS

              No structural alterations to the Garage, and no connections to and from the Premises or the Garage of any kind, shall be made without notice to Lessor and the written consent of Lessor, except as provided in Article XIV and
Article IX, B.

                                   ARTICLE XIV
                             DESTRUCTION OF PREMISES

              A. Insured Loss. In the event of damage to, or the destruction of, the Garage from fire or any other cause within the coverage provided by the insurance required to be maintained by Lessor pursuant to the provisions of
Article VI hereof, this Lease shall not terminate, but shall continue in full force and effect according to its terms, and the Lessor will promptly cause the Garage to be repaired or restored; provided, however, in the last year of the initial twenty-year (20) term hereof, or the last year of any succeeding term, Lessor may in lieu of repairing or restoring the Premises, elect to terminate this Lease by written notice to Lessee, and, in such event this Lease shall terminate, and neither party shall have any further liability hereunder, and the insurance proceeds from the insurance policies maintained by Lessor shall be paid to and retained by Lessor. However, Lessee may void such termination within thirty (30) days of its receipt of such notice by exercising one of its remaining five (5) year options. From the date of such damage or destruction, a just and proportionate part of the cash rental and other charges provided by herein (based on the percentage of the Premises which shall be untenantable) shall be abated until the Premises are restored.

              B. Uninsured Loss: Premises Tenantable. In the event of damage to the building from any cause not within the coverage of the aforementioned insurance, if such damage does not render the Premises unquestionably untenantable for a period of more than thirty (30) days, and can be repaired by Lessor at a cost not in excess of $10,000 or such larger amount as Lessor or Lessee shall then agree to incur, Lessor shall proceed promptly (and/or Lessee as appropriate), at its expense, to repair said damage, and, in such event, all other provisions hereof shall remain in full force and effect. If Lessor shall repair other portions of the Garage then it shall also repair Lessee's Premises.

              C. Uninsured Loss: Premises Untenantable. In the event of destruction of the building, or damage thereto which unquestionably renders the Premises untenantable for a period of more than thirty (30) days, from causes not within the aforesaid insurance coverage, and Lessor does not elect to repair the Garage, then either Lessor or Lessee may terminate this Lease by written notice to the other given no more than ten (10) days after such destruction or damage occurs. If neither Lessor nor Lessee elects to terminate, Lessor shall promptly rebuild or repair said buildings, at its expense, and in such event from and after thirty (30) days from the time of the damage or destruction, a just and proportionate part of the cash rental provided for herein (based on the percentage of the Premises which shall be untenantable) shall be abated until the Premises are restored.

              If the Lessor and Lessee cannot agree as to whether said Premises are unquestionably untenantable for thirty (30) days, the fact shall be determined by arbitration as provided in Article XVIII herein.

              If it is determined by arbitration, or agreement between the Lessor and Lessee, that said Premises are not unquestionably untenantable for thirty (30) days, then (and provided restoration of said building can be accomplished at a cost not in excess of $10,000.00 or such larger amount as Lessor shall then agree to) Lessor shall restore said building at Lessor's own expense, with all reasonable speed and promptness.

                                   ARTICLE XV
                                      SIGNS

              Lessee shall be permitted to place directional signs within the Garage or the Premises, with Lessor's written approval as provided in Article
IX. Such approval shall not be unreasonably withheld if Lessee's proposed signs are in keeping within the size and design of other similar signs of Lessor. Lessee shall not be permitted to place signs on the exterior of the Garage.

                                   ARTICLE XVI
                                    DEFAULTS

              The occurrence of one or more of the following shall constitute an "Event of Default":

              (a) Lessee's failure to pay any rent or other charges due Lessor under this Lease within ten days of its receipt of written notice from Lessor of such delinquency; or

              (b) Lessee's failure to duly, promptly and strictly (according to the true intent and purpose of the provisions of this Lease) observe, perform and comply with any other covenant, agreement, stipulation or condition of this Lease and every other obligation by this Lease upon the Lessee imposed for a period of more than thirty (30) days after its receipt from Lessor of written notice specifying such default (unless such default constitutes an emergency condition which must be cured without delay in order to prevent injury to persons or damage to property, in which event such default shall be cured as quickly as possible; or unless such default is not of an emergency nature and cannot, with due diligence on the part of Lessee, be cured within said 30 day period then same shall not constitute an Event of Default so long as Lessee is proceeding diligently to cure same).

              Then forthwith, upon the happening of any such Event of Default, at the option of Lessor, Lessor, by notice in writing to Lessee, may forfeit this Lease and terminate the leasehold term hereby created and absolutely end and conclude all the estate and rights of the Lessee and of all persons claiming by, through or under Lessee, in respect to the Premises and every part thereof, on any date or at any time, however distant; after the happening of any such event.

              Upon the termination of this Lease, whether by expiration of time or by forfeiture or otherwise, Lessee shall quit the premises and surrender and deliver to Lessor possession of the Premises and all rights appertaining thereto, and for every day that Lessee, or any person claiming by, through or under Lessee, shall hold the Premises, or any part thereof, after the termination of this Lease, the Lessee shall pay the Lessor at a rate equal to double the rental value herein provided, and Lessee shall also pay all general and special damage of every kind and nature to which Lessor shall be subjected by reason of any such holding over on the part of Lessee or of anyone claiming by, through or under Lessee.

              If Lessee shall default in the performance or observance of any agreement or condition in this Lease contained on its part to be performed or observed other than an obligation to pay money, and shall not cure such default (or shall not within said period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence), Lessor may at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Lessee, and any amount paid or any contractual liability incurred by Lessor in so doing shall be deemed paid or incurred for the account of Lessee, and Lessee agrees to reimburse Lessor therefor or hold Lessor harmless therefrom; provided that Lessor may cure any such default as aforesaid prior to the expiration of said waiting period but after notice to Lessee, if the curing of such default prior to the expiration of said waiting period is reasonably necessary to protect the real estate or Lessor's interest therein, or to prevent injury or damage to persons or property. If Lessee shall fail to reimburse Lessor upon demand for any amount paid for the account of Lessee hereunder, said amount shall be added to and become due as a part of the next payment of rent due hereunder.

              If Lessor shall default in the performance or observance of any agreement or condition in this Lease on its part to be performed or observed, or shall default in the payment of any tax or other charge which shall be a Lien upon the Premises or the Garage, and if Lessor shall not cure such default within thirty (30) days after notice from Lessee specifying the default (or shall not within said period commence to cure such default and thereafter prosecute the curing of such default to completion with due diligence), Lessee may, at its option, without waiving any claim for damages for breach of agreement, at any time thereafter cure such default for the account of Lessor, and any amount paid or any contractual liability incurred by Lessee in so doing shall be deemed paid or incurred for the account of Lessor and Lessor agrees to reimburse Lessee therefor or hold Lessee harmless therefrom; provided that Lessee may cure any such default as aforesaid prior to the expiration of said waiting period, but after said notice to Lessor, if the curing of such default prior to the expiration of said waiting period is reasonably necessary to protect the real estate of Lessee's interest therein or to prevent injury or damage to persons or property. If Lessor shall fail to reimburse Lessee upon demand for any amount paid for the account of Lessor hereunder, said amount may be deducted by Lessee from the next or any succeeding payments of rent or other charges due hereunder.

                                  ARTICLE XVII
                             NO CONSTRUCTIVE WAIVER

              No waiver of any forfeiture, by acceptance of rent or otherwise, shall waive any subsequent cause of forfeiture or breach of any condition of this Lease; nor shall any consent by Lessor to any assignment or subletting of said Premises, or any part thereof, be held to waive or release any assignee or sublessee from any of the foregoing conditions or covenants as against him or them; but every such assignee and sublessee shall be expressly subject thereto. No oral agreement in relation to any matter whatever with respect to the provisions of this Lease shall have binding force or effect on either party herein, or be held to vary such provisions or affect the obligations of either party hereunder.

                                  ARTICLE XVIII
                                   ARBITRATION

              In the event Lessor and Lessee cannot reach agreement as to the construction of any article or clause of this Lease, all such questions shall be determined by arbitration; and, pending arbitration between the parties, there shall be no cancellation or forfeiture of this agreement.

              Lessor and Lessee shall each choose an arbitrator within five (5) days after either has notified the other in writing of its intention to submit a dispute to arbitration. The two (2) arbitrators appointed shall select a third arbitrator within five (5) days thereafter, or within such time as may be lengthened or shortened by mutual agreement. A decision of any two arbitrators shall be conclusive and binding upon the parties.

              The arbitrators shall be entitled to charge and collect reasonable and equitable compensation for their services, and shall determine the percentage of such compensation which shall be paid by Lessor and Lessee. No one shall be nominated or act as an arbitrator who is in any way financially interested in this Lease or in the business affairs of either party. The arbitrators shall not have the authority to alter or modify any of the express provisions of this Lease, nor shall they have the power to make a ruling contrary to any agreement reached by the parties in the course of negotiations on this Lease or any dispute arising from this Lease.

                                   ARTICLE XIX
                                 QUIET ENJOYMENT

              Upon timely paying the fixed Annual Minimum Rent, and additional Rent reserved hereunder and performing and faithfully observing all of the other terms, covenants and condition of this Lease on Lessee's part to be performed and observed, Lessee shall peaceably and quietly have, hold and enjoy the Leased Premises during the Lease Term.

                                   ARTICLE XX
                                NO JOINT VENTURE

              Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rental, or any other provisions contained herein, nor any acts of the parties herein, shall be deemed to create any relationship between the parties hereto other than the relation of Lessor and Lessee.

                                   ARTICLE XXI
                              SPECIFIC PERFORMANCE

              Lessor and Lessee shall have the right to obtain specific performance of any and all covenants or obligations of the other under this Lease, and nothing contained in this Lease shall be construed as or shall have the effect of abridging such right.

                                  ARTICLE XXII
                          RECORDING: FURTHER DOCUMENTS

              Upon notice from either party to the other, the parties shall execute (in recordable form), an appropriate short form of Lease which when recorded, will impart constructive notice to third parties of the rights of Lessor and Lessee under this Lease. It is hereby agreed that if any part intends to record this Lease, the Exhibits hereto may be omitted from such recording. The parties shall further execute and deliver all such other appropriate supplemental agreements and other instruments and take such other action as may be necessary to make this Lease fully and legally effective, binding, and enforceable as between the parties hereto and as against third parties; Costs of recordation shall be paid by parties requesting same.

                                  ARTICLE XXIII
                                  GOVERNING LAW

              This Lease is a contract entered into under the laws of the State of Missouri.

                                  ARTICLE XXIV
                                  COUNTERPARTS

              This Lease may be signed in any number of counterparts, and signature to any one counterpart shall be deemed signature to all such counterparts, which when taken together shall constitute one agreement.

                                   ARTICLE XXV
                                ENTIRE AGREEMENT

              This Lease, together with all Exhibits hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and the transactions contemplated herein and supersedes all prior agreements, representations, warranties, statements, promises and understandings, whether oral or written.

                                  ARTICLE XXVI
                      APPROVALS, NOT UNREASONABLY WITHHELD

              Whenever in this Lease or other deed, instrument or agreement between the parties relating to the subject matter hereof there is provision for or requirement of approval, consent or satisfaction of requirements of either party, such approval or consent shall not be unreasonably withheld, and such requirement shall be reasonably stated in the context of the premises and purposes of this Lease. If a party shall desire the approval or consent of any other party hereto to any matter, such party may give notice to such other party that it requests such approval or consent, specifying in such notice the matter as to which such approval or consent is requested and reasonable detail respecting such matter. Such other party shall reply within ten (10) working days (or such greater of lesser number of days as may herein be specified in a particular case requiring consent or approval) after receipt thereof.

                                  ARTICLE XXVII
                              RULES OF CONSTRUCTION

              All headnotes herein are for convenience of reference only and shall not otherwise be deemed a part of this Lease or be considered in interpreting the provisions hereof.

              In the event that any one or more of the phrases, sentences, clauses, paragraphs or sections contained in this Lease shall be declared invalid by arbitration or by the final and unappealed order, decree or judgment or any court, this Lease shall be construed as if such phrases, sentences, clauses, paragraphs or sections had not been a part hereof.

              Words importing the singular number shall include the plural number and vice-versa.

              All references herein to particular Articles or sections are references to Articles or sections of this Lease.

                                 ARTICLE XXVIII
                                  FORCE MAJEURE

              If Lessor or Lessee as a result of strikes, lockouts or labor disputes, inability to obtain labor or material or reasonable substitutes thereof, or acts of God, commotion, riot or insurrection, fire or other casualty or other events similar or dissimilar to the foregoing but also beyond the reasonable control of the party obligated to perform, shall fail punctually to perform any term, covenant or condition on its part to be performed under this Lease, then such failure shall be excused and not be an Event of Default by such party, but only to the extent and for the time occasioned by such event. Notwithstanding anything contained herein to the contrary, a lack of funds or an inability to procure financing shall not be deemed an event beyond the reasonable control of either party.

                                  ARTICLE XXIX
                               NOTICES AND DEMANDS

              A notice, demand, or other communication under this Lease by either the Lessee or Lessor shall be sufficiently given or delivered, if it is dispatched by registered or certified mail, return receipt requested, and for:

                  Lessee:

                         Edison Brothers Stores, Inc.
                         400 Washington Avenue
                         P.O. Box 14020
                         St. Louis, Missouri  63178
                         Attention:  Legal Department

                  Lessor:

                         Land Clearance for Redevelopment
                         Authority of the City of St. Louis
                         1300 Convention Plaza
                         St. Louis, Missouri  63103
                         Attention:  Executive Director

or such other address and/or such other attention with respect to either such party as the party may, from time to time designate in writing and forward to the other.

              Except as this Lease may otherwise expressly provide, Notice shall be deemed given on the date of receipt marked on the return receipt in the case of notice by mail.

                                   ARTICLE XXX
                              WAIVER OF SUBROGATION

                  Each party hereto does hereby waive, remise, release and discharge the other party, hereto and any officer, director, shareholder, beneficiary, partner, agent, employee or representative of such party, of and from any liability whatsoever hereafter arising from loss, damage or injury cause by fire or other casualty for which insurance is carried or required to be carried by the injured party at the time of such loss, damage or injury.

                                  ARTICLE XXXI

                  SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT

              Lessee's rights and obligations under the Lease are contingent upon execution of an Agreement between the parties hereto and the Trustee for the purchasers of Lessor's Garage bonds issued in 1982, in substantially the terms of Exhibit C, attached hereto and incorporated herein, to provide for non-disturbance of Lessee's rights under this Lease.

              Upon Lessor's request, Lessee will subordinate its rights hereunder to the Liens of any first mortgages or any Lien resulting from any method of financing or re-financing (hereinafter collectively referred to as "mortgage") hereafter existing against all or a part of the Garage, and to all renewals, modifications, replacements, consolidations and extensions thereof, and shall execute and deliver all documents requested by a mortgagee or security holder to effect such subordination, provided the mortgagee or security holder agrees in writing that Lessee's obligations under this Lease shall not be increased thereby and that if Lessor defaults under the mortgage, said mortgage or security holder shall recognize this Lease and shall not disturb Lessee's possession while Lessee is not in default hereunder.


(SEAL)                                     EDISON BROTHERS STORES, INC.


ATTEST:                                    By       /s/ Walter H. Heinecke
                                             -----------------------------------
      /s/ E. Newman
------------------------------
(SEAL)                                     LAND CLEARANCE FOR REDEVELOPMENT
                                           AUTHORITY OF THE CITY OF ST. LOUIS


ATTEST:                                    By       /s/ C. L. Farris
                                             -----------------------------------
                                                C. L. Farris, Executive Director
      /s/ Ann B. Hapenhorst
------------------------------
Assistant Secretary

Approved As To Legal Form And Adequacy:

      /s/ Irvin Dagen
------------------------------
Irvin Dagen, General Counsel

STATE OF MISSOURI  )
                   ) SS.
CITY OF ST. LOUIS  )

              On this 22nd day of December, 1982, before me appeared C. L. FARRIS, to me personally known, who, being by me duly sworn, did say that he is the Executive Director of the LAND CLEARANCE FOR REDEVELOPMENT AUTHORITY OF THE CITY OF ST. LOUIS, a public body corporate and politic of the State of Missouri and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and said instrument was signed and sealed in behalf of said corporation by authority of its Board of Commissioners, and said C. L. FARRIS acknowledged said instrument to be the free act and deed of said corporation.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid, the day and year first above written.


                                               /s/ George C. Montgomery
                                           ------------------------------------
                                                        Notary Public

                                                         (SEAL)
My Commission Expires:

      October 7, 1985
------------------------------




STATE OF MISSOURI  )
                   ) SS.
CITY OF ST. LOUIS  )

              On this 15th day of December, 1982, before me appeared WALTER
H. HEINECKE, to me personally known, who being by me duly sworn, did say that he is the Vice President of EDISON BROTHERS STORES, INC., a corporation organized and existing under the laws of the State of Delaware, and that the seal affixed to the foregoing instrument is the official seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and said Vice President acknowledged said instrument to be the free act and deed of said corporation.

              IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City of St. Louis and State aforesaid, the day and year first above written.


                                               /s/ Ben W. Rankin
                                           ------------------------------------
                                                        Notary Public

                                                         (SEAL)
My Commission Expires:


      January 22, 1985
------------------------------

                                  EXHIBIT "B"


Formula in computing administration charges:

         A = Employee hourly rate (does not include vacation, sick or holiday leave) equals Actual hours of all employees x rate + tax, F.I.C.A., health

         B = LCRA total direct costs (employee yearly salary)

         C = Ratio of A to B

         D = LCRA indirect costs (overhead costs attributable to employee)

         A + (C x D) = Charges


An additional prorated charge of employee's vacation, sick or holiday leave will be charged at year end or at the end of such portion of the year as is applicable.

         EXAMPLE:

                  Employee - - - - - 5 hrs. @ 6.00 per hour

                  A - - - - - 5 x $6.00 = $30.00

                  B - - - - - $15,000 total LCRA direct costs

                  C - - - - - $30.00/$15,000 = .002

                  D - - - - - $10,000.00 LCRA indirect costs

                  $30.00 + ($10,000 x .002) = $50.00

                                                                     Form 6/7/82
                                                                     Exhibit "C"

                                    AGREEMENT


         THIS AGREEMENT dated as of ____________, 1982, by and between EDISON BROTHERS STORES, INC., a Delaware corporation, (the "Lessee"), LAND CLEARANCE FOR REDEVELOPMENT AUTHORITY OF THE CITY OF ST. LOUIS, a public body corporate and politic of the State of Missouri, (the "Lessor"), and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, ( the "Trustee"), in its capacity as Trustee under an Indenture of Trust ("Indenture") dated as of March 1, 1982, between Trustee and Lessor.

         WITNESSETH:

         WHEREAS, Lessor issued its Series 1982, Parking Facility Mortgage Revenue Bonds, ("Bonds"), to finance a portion of the estimated cost of constructing a multi-level parking garage, (the "Garage"), on City Block 118 of the City of St. Louis, Missouri; and

         WHEREAS, the Bonds are secured by an Indenture of Mortgage and Deed of Trust dated as of March 1, 1982, between Lessor and Trustee, encumbering the real estate described in Exhibit A, attached hereto and incorporated herein by reference ("City Block 118"); and

         WHEREAS, Lessor and Lessee have entered into a certain Lease dated _______ (the "Lease"), demising a portion of the Garage to be built on City Block 118, which Lease provides that the parties thereto enter into an agreement regarding their rights in the event of a default under the Indenture; and

         WHEREAS, the parties hereto desire to enter into this Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereof, the parties hereto stipulate, covenant and agree as follows:

         1. Subordination. Lessee agrees that all rights of the Lessee under the Lease shall be subject, junior and subordinate to the right of the Trustee under the Indenture and to all renewals, modifications, consolidations, replacements and extensions of the Indenture as fully as if such instruments had been executed, delivered and recorded prior to the Lease, all on the conditions and subject to the other provisions of this Agreement.

          2. Attornment. Lessee agrees to recognize the Trustee or any purchaser at a foreclosure sale involving the Indenture as its Lessor under the Lease without the necessity of any other or further attornment than in this paragraph contained (and this paragraph shall be considered an attornment). If any court holds the Lease to be terminated by reason of foreclosure of the Indenture, this Agreement shall be deemed to be a new lease between the purchaser at such foreclosure as Lessor, and Lessee as Lessee, for the balance of the term of the Lease for the same demised premises at the same rental therein provided and upon the same terms and conditions as therein provided. Also, in the event of any such holding, at the written request of Lessee of the purchaser at foreclosure, Lessee and purchaser at foreclosure shall execute and deliver to each other a new lease for the balance of the term of the Lease for the same demised premises at the same rental therein provided and upon the same terms and conditions as therein provided.

         3. Non-Disturbance. the Trustee agrees that so long as Lessee shall not be in default under the Lease, any foreclosure of the Indenture (or proceeding in respect thereof) shall not divest, impair, abrogate, modify or otherwise adversely affect the interest and rights of Lessee under the Lease.

          4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns, heirs, executors and administrators, including any purchaser at foreclosure sale.

         5. Governing Law. This Agreement shall be governed by the laws of the State of Missouri

         IN WITNESS WHEREOF, the undersigned have executed and delivered this as of the day and year first above written.

ATTEST:                                    EDISON BROTHERS STORES, INC.


       /s/ E. Newman                       By:         /s/ Walter H. Heinecke
------------------------------                ----------------------------------
(SEAL)

ATTEST:                                    LAND CLEARANCE FOR REDEVELOPMENT
                                           AUTHORITY OF THE CITY OF ST. LOUIS


       /s/ Ann B. Hapenhorst               By:         /s/ C. L. Harris
------------------------------                ----------------------------------
(SEAL)                                          C. L. Harris, Executive Director

Approved As To Legal Form And Adequacy:

       /s/ Irvin Dagen
------------------------------
Irvin Dagen, General Counsel

ATTEST:                                    THE BOATMEN'S NATIONAL BANK OF ST.
                                           ST. LOUIS
                                                 As Trustee

       /s/ D. Hale                             By:          /s/ Calvin C. Cole
------------------------------                ----------------------------------
(SEAL)                                           Calvin C. Cole
Assistant Trust Officer                          Vice-President

                               RESOLUTION NO. 3512

                RESOLUTION APPROVING LEASE OF 250 PARKING SPACES
                      IN AUTHORITY'S CITY BLOCK 118 GARAGE
                          TO EDISON BROS. STORES, INC.


         WHEREAS, the Land Clearance for Redevelopment Authority of the City of St. Louis is constructing a public parking garage on City Block 118 in the City of St. Louis; and

         WHEREAS, Edison Bros. Stores, Inc. is planning construction of an office building on City Block 119, adjacent to the Authority's garage on City Block 118; and

         WHEREAS, Edison Bros. Stores, Inc. has agreed to the terms of a Lease, Form 9/29/82, for 250 parking spaces in the garage; and

         WHEREAS, said Lease has been presented to this Board by the Staff of the Authority, and the terms have been discussed by this Board; and

         WHEREAS, Legal Counsel has advised this Board that the Lease, Form 9/29/82, is not contrary to any federal, state or local laws, ordinances or regulations, or any contractual obligations of the Authority; and

         WHEREAS, this Board has determined that it will be in the best interests of the Authority and the City as a whole, as well as the development of the St. Louis Centre Project, that the proposed Lease be entered into by the Authority;

         NOW, THEREFORE, BE IT RESOLVED BY THE BOARD OF COMMISSIONERS OF THE LAND CLEARANCE FOR REDEVELOPMENT AUTHORITY OF THE CITY OF ST. LOUIS THAT:

         1. The Lease, Form 9/29/82, by and between Land Clearance for Redevelopment Authority of the City of St. Louis and Edison Bros. Stores, Inc. is hereby approved.

         2. The Executive Director is hereby authorized and directed to execute the Lease in substantially Form 9/29/82, and to take all other necessary and proper actions to carry out the intent of this Resolution and the terms of the Lease.

         Approved by Board of Commissioners, Land Clearance Redevelopment Authority of the City of St. Louis, October 20, 1982.

                                                                   Form: 7/20/84


                                ADDENDUM No. 1 TO
                          LEASE DATED DECEMBER 22, 1982
                                 BY AND BETWEEN
                        LAND CLEARANCE FOR REDEVELOPMENT
                       AUTHORITY OF THE CITY OF ST. LOUIS
                        AND EDISON BROTHERS STORES, INC.


         WHEREAS, the Land Clearance for Redevelopment Authority of the city of St. Louis ("Lessor") has entered into a Lease, dated December 22, 1982, ("Lease") with Edison Brothers Stores, Inc. ("Lessee") for 250 parking spaces on the fifth parking level of Lessor's parking facility ("Garage") in the City Block 118, City of St. Louis; and

         WHEREAS, aforesaid Lease contains provisions whereby Lessee may construct a walkway(s) within Lessor's Garage to connect Lessee's Office Building with the west stairwell/elevator core of said Garage, subject to certain conditions; and

         WHEREAS, Lessee now wishes to construct certain office facilities, along with a walkway on the first parking level near the northwest corner of the Garage; and

         WHEREAS, Lessee also wishes to construct an exit door from its Office Building to the Garage on the first parking level near the northeast corner with the right to exit the garage through the ease stairwell of the Garage and another exit door on the fifth parking level near the center of the north wall of the Garage; and

         WHEREAS, Lessor and Lessee both acknowledge and agree that construction of such office facilities within the Garage presents certain unusual problems, due to the design and type of construction of the Garage; and

         WHEREAS, Lessee is willing to take extra precaution and safeguards in the construction of aforesaid office space and of its operation thereafter; and

         WHEREAS, Lessee agrees to pay all of the cost of construction thereof and all cost of maintenance, repair and security associated therewith;

         NOW, THEREFORE, the parties hereto do mutually agree, as follows:

         1. Article IX, Paragraph 3, Page 6 of the Lease is hereby amended to permit Lessee to construct: a) office facilities on the first working level (second floor) of the garage, along with a walkway connecting Lessee's Office Building with the west stairwell/elevator core of the Garage, said space having interior measurements of approximately 30 feet by 56 feet. Such space is the equivalent of six parking spaces and shall be in lieu of six spaces leased on the fifth level of the Garage. b) doorways from said Office Building to Garage, one on the first parking level near the northeast corner of the Garage and one on the fifth parking level near the center of the north wall of the Garage. Neither doorway shall cause the loss of parking spaces unless Lessee shall be required by the City to construct a walkway from doorways to a stairway. Lessee shall present copies of all plans and specifications for such work to Lessor for approval and they shall be dated and incorporated herein by reference. Such plans shall be available at the offices of Lessor and Lessee at all times. Lessor and Lessee agree, at Lessee's sole expense, to complete such further documentation as the City may require in connection with any walkway/stairwell (for exiting through the garage).

         2. Lessee shall exercise extra caution and care in constructing all alterations and improvements as provided for in the Lease and in Section 1 above, with particular care given to the drilling of holes and other penetrations of floor slabs, columns and beams. Lessee shall employ an independent testing laboratory to (1) locate post-tensioning tendons in the floor slabs and beams before any drilling takes place; (2) observe drilling operations; and (3) certify that no damage has been done to tendons. Lessee shall be responsible for and pay all costs of waterproofing office and walkway areas from leakage through floors above and exterior walls, as well as leakage through floors to commercial space below, and shall be liable for any costs caused by leakage.

         3. Lessee shall during the term of the Lease maintain and keep in good repair all of Lessee's improvements including waterproofing. Lessee shall make no future alterations without consulting with Lessor and providing Lessor with all plans and specifications requested by Lessor.

         4. Upon the termination of the Lease or the cessation of use of any of the improvements or alterations constructed by Lessee in or to the Garage, Lessee shall, if requested by Lessor, restore all space, walls, floors, structural and architectural elements to their original condition as parking spaces and pay for any unrepaired damage.

         5. Copies of floor plans showing the locations of the above referenced exit doors and office facilities are attached hereto as Exhibit A, being dated 6/8/84, and are incorporated herein by reference. All further plans shall be dated and approved in writing by

Lessor and Lessee and shall be attached to Exhibit A. All approved plans shall be available at the offices of Lessor and Lessee during normal working hours.

         6. All other terms and conditions of the Lease shall remain in full force and effect.

Executed this 4th day of October 1984

                                           AND CLEARANCE FOR REDEVELOPMENT
                                           AUTHORITY OF THE CITY OF ST. LOUIS


(SEAL)
                                           By       /s/ C. L. Farris
                                             -----------------------------------
                                             C. L. Farris, Executive Director


       /s/ Ann B. Hapenhorst
------------------------------
Assistant Secretary


APPROVED AS TO LEGAL FORM AND ADEQUACY



       /s/ Sarah Sugil
------------------------------
Assistant Counsel



ATTEST                                     EDISON BROTHERS STORES, INC.



By         /s/ E. Newman                   By   /s/ A. E. Newman
  ----------------------------               -----------------------------------
 Its              Secretary                  Its       Vice President


(SEAL)

                                                                   Form: 3/15/85

                          ADDENDUM NO. 2 TO LEASE DATED
                        DECEMBER 22, 1982 BY AND BETWEEN
                  LAND CLEARANCE FOR REDEVELOPMENT AUTHORITY OF
             THE CITY OF ST. LOUIS AND EDISON BROTHERS STORES, INC.


         WHEREAS, the Land Clearance for Redevelopment Authority of the
City of St. Louis ("Lessor") has entered into a Lease, dated December 22, 1982, and Addendum No. 1 to said Lease dated October 4, 1984, ("Lease") with Edison Brothers Stores, Inc. ("Lessee") for 250 parking spaces on the fifth parking level of Lessor's parking facility ("Garage") in the City Block 118, City of St. Louis; and

         WHEREAS, aforesaid Lease contains provisions whereby Lessor and Lessee are obligated to carry liability insurance coverage on the premises; and

         WHEREAS, Lessee at the advice of its insurance agents desires certain changes in Section VIII of said Lease, "Lessor and Lessee to Carry Liability Insurance"; and

         WHEREAS, Lessor and Lessee agree that it will be to the mutual benefit of both parties to delete certain parts of Section VIII to the Lease; and

         NOW, THEREFORE, the parties hereto do mutually agree, as follows:

         1. Article VIII, Page 6, the words "a copy of all such policies" is changed to "a certificate evidencing its required insurance".

         2. Article VIII, Paragraph 1, Page 6, of the Lease is hereby amended to delete Section (i), a cross liability clause; Section (iv) a waiver by the insurer of any right of subrogation against the other party, its agents, employees and representatives which arises or might arise by reason of any payment under such policy or by reason of any act or omission of the other party, its agents, employees or representatives; (v) a severability clause.

         3. All other terms and conditions of the Lease and Addendum No. 1 shall remain in full force and effect.

         Executed this 1st day of April, 1985

                                        LAND CLEARANCE FOR REDEVELOPMENT
                                        AUTHORITY OF THE CITY OF ST. LOUIS


(SEAL)
                                        By       /s/ C. L. Farris
                                          --------------------------------------
ATTEST:                                   C. L. Farris, Executive Director

       /s/ Ann B. Hapenhorst
------------------------------
Assistant Secretary


APPROVED AS TO LEGAL FORM
AND ADEQUACY



       /s/ Sarah Sugil
------------------------------
Acting General Counsel



                                        EDISON BROTHERS STORES, INC.

(SEAL)

ATTEST:                                 By   /s/ Walter H. Heinecke
                                          --------------------------------------
                                                   Vice President



       /s/
------------------------------
         Assistant Secretary






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